AB BOND FUNDS

- AB Short Duration High Yield Portfolio

(formerly AB Limited Duration High Income Portfolio)

Advisor Class (Ticker: ALHYX)

- AB Short Duration Income Portfolio

Advisor Class (Ticker: SHUYX)

(“the Funds”)

Supplement dated June 4, 2024 to the Prospectus and Summary Prospectuses dated January 31, 2024 of the Funds, as amended (the “Prospectuses”).

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At meetings held on October 31–November 2, 2023, the Board of Directors of the Funds approved the reorganization of each Fund into a newly-created exchange-traded fund (a “Conversion”), which will be managed by the Adviser. The closing date of each Conversion is expected to occur on or about June 7, 2024.

The Funds provided notice to shareholders of the Conversions, including the expected June 7, 2024 closing date, in a prospectus supplement dated November 3, 2023 and in an Information Statement/Prospectus dated February 27, 2024.

References to the expected closing date of each Conversion in the Prospectuses are hereby amended to refer to a date on or about June 7, 2024.

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This Supplement should be read in conjunction with the Prospectuses.

You should retain this Supplement with your Prospectuses for future reference.

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